UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22710

BLUEROCK TOTAL INCOME+ REAL ESTATE FUND

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, 32nd Floor, New York, NY 10105

(Address of principal executive offices) (Zip code)

Bluerock Fund Advisor, LLC

1345 Avenue of the Americas, 32nd Floor,

New York, NY 10105

(Name and address of agent for service)

1-844-819-8287

(Registrant’s telephone number, including area code)

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Item 1. Reports to Stockholders.

(a)

Annual Report

September 30, 2019

Investor Information: 1-844-819-8287

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Bluerock Total Income+ Real Estate Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by ALPS Distributors, Inc.

Member FINRA

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Review	11
Portfolio of Investments	13
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Assets	19
Statement of Cash Flows	21
Financial Highlights	22
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	34
Additional Information	35
Supplemental Information	36
Privacy Policy	38

Electronic Report Disclosure Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website www.bluerockfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling the Fund at (844) 819-8287, or submit a signed letter of instruction requesting paperless reports to PO Box 219445, Kansas City, MO 64121. If you own these shares through a financial intermediary, you may contact your financial intermediary to request your shareholder reports electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling the Fund at (844) 819-8287, or by submitting a signed letter of instruction requesting paper reports to PO Box 219445, Kansas City, MO 64121. If you own these shares through a financial intermediary, contact the financial intermediary to request paper copies. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

ANNUAL REPORT: (4Q 2018-3Q 2019) (UNAUDITED)
Letter from the TI+ Portfolio Managers

To Our Valued Shareholders:

For the fiscal year 2019, the Bluerock Total Income+ Real Estate Fund (“TI+” or the “Fund”) continued to meed its investment objectives, generating current income, capital appreciation, and low-moderate volatility and correlation to the broader markets.

We are pleased to report that TI+’s risk-adjusted performance continued to excel relative to major financial market indexes as of 9/30/2019. Since inception (10/22/2012), TI+ generated approximately 90% lower volatility than leading stock and public REIT indices and approximately 50% lower volatility than the Bloomberg Barclays U.S. Aggregate Bond Index. In fact, the Fund’s Sharpe Ratio (which measures risk relative to return) was nearly five times that of the S&P 500 and more than seven times that of the MSCI US REIT Index as reported by Morningstar. Simply put, this means that a TI+ investor received five and seven times the return for each unit of volatility in these indices from Fund inception (10/22/2012) through 9/30/2019.

In keeping with our investment thesis, the Fund continued to invest primarily in institutional private equity real estate (iPERE), previously available for investment only by the largest pension funds and institutional investors. TI+ is now invested in a diversified portfolio of 24 private real estate investments, with an aggregate underlying gross asset value of approximately $208 billion of real estate holdings. This is up from 23 private real estate investments valued at approximately $192 billion last year.

By investing in low leverage, lower volatility iPERE investments, TI+ has been able to produce stable cash flows that are not highly correlated to daily stock market fluctuations.

We are pleased to share these highlights with you:

NEW INVESTMENTS: New iPERE investments include Bain Capital Real Estate Fund and Clarion Gables Multifamily Trust, both among the most respected institutional real estate managers. The Fund also added investments in Freddie Mac Securitized Multifamily Notes during the fiscal year.

DISTRIBUTIONS*: TI+ has paid 27 consecutive quarterly distributions. The latest distribution (for A Shares) of $0.3973 per share is equivalent to a 5.25% annualized distribution rate on the 9/13/2019 record date NAV of $30.27 per share.

ASSETS UNDER MANAGEMENT: As of 9/30/2019, the Fund had over $2.0 billion in AUM. We believe this to be a continued validation by investors that TI+ is meeting its mandate to deliver current income and total return with lower volatility and correlation to the broader markets.

*	The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed. The distribution policy is thus subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consists of a return of capital based on the character of the distributions received from the underlying holdings, primarily Real Estate Investment Trusts. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. The Fund’s distribution amounts were calculated based on income received from underlying investments including capital gains and return of capital realized from the disposition of such investments.

**	Please refer to the full descriptions and risks of select asset classes on page 9.

This is an actively managed, dynamic portfolio. There is no guarantee that any investment (or this investment) will achieve its objectives or goals, pay dividends and/or capital gains, generate positive returns, or avoid losses. Prior performance is not a guarantee of future results.

CORPORATE HEADQUARTERS | 1345 AVENUE OF THE AMERICAS | 32ND FLOOR | NEW YORK, NY 10105 | 877.826.BLUE (2583) | BLUEROCKRE.COM

ANNUAL REPORT (4Q 2018 - 3Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

PERFORMANCE

From inception (10/22/2012) through 9/30/2019, TI+ (A Shares) generated a cumulative total return of 68.42%, or 7.80% annualized. The Fund was able to accomplish this primarily through investments in private real estate investments, which own best-in-class real estate, generating both income and capital appreciation. Private investments are supplemented with select public real estate securities. The Fund currently offers four share classes: A, C, I and L Shares. A summary of the performance of each share class is presented below.

Fund Performance thru 9/30/2019†

	One Year	Three Year	Five Year	Since Inception[2]
TI+ Fund - Class A	5.71%	6.80%	7.00%	7.80%
TI+ Fund - Class A with Max Sales Charge[1]	-0.36%	4.71%	5.74%	6.88%
TI+ Fund - Class C	4.95%	6.01%	6.21%	7.01%
TI+ Fund - Class C with Load [3]	3.96%	6.01%	6.21%	7.01%
TI+ Fund - Class I	5.98%	7.05%	7.31%	8.05%
TI+ Fund - Class L	5.43%	6.52%	6.73%	7.53%
TI+ Fund - Class L with Max Sales Charge[1]	0.96%	4.99%	5.81%	6.86%

[1]	The maximum sales charge for the A Shares is 5.75% and for L Shares is 4.25%. Investors may be eligible for a reduction in sales charges.

[2]	Since Inception returns as of October 22, 2012. Actual Inception date of the A Shares is October 22, 2012. Actual Inception date of the Fund’s C and I Shares is April 1, 2014. Actual Inception date for the L Shares is June 1, 2017

[3]	Adjusted for early withdrawal charge of 1.00%.

†	Returns for Class C, Class I and Class L Shares prior to their inception dates are based on the performance of Class A Shares. For Class C and Class L Shares, prior performance has been adjusted to reflect differences in expenses between the respective classes and Class A. The actual returns of Class I would have been different than those shown because Class I has lower expenses than Class A.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.43% for Class A, 3.18% for Class C, 2.22% for Class I and 2.74% for Class L per the March 27, 2019 prospectuses.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2020, for Class A, C, I and L shares to ensure that the net annual fund operating expenses will not exceed 1.95% for Class A, 2.70% for Class C and 1.70% for Class I, and 2.20% for Class L, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectuses for more detail on the expense waiver. Results shown reflect the full fee waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll-free 1-844-819-8287.

Total returns are calculated using SEC Form N-2 instructions and reflect all fees and charges.

Past performance is not a guarantee of future results

ANNUAL REPORT (4Q 2018 - 3Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

LONG-TERM CAPITAL APPRECIATION

The Fund’s A Shares 7.80% annualized total net return has provided capital appreciation in addition to current income. TI+ generated this appreciation with a positive or neutral return 89% of all days from inception through 9/30/19.

PERFORMANCE METRICS

Investment returns should be analyzed with regard to volatility (risk) and other performance indicators, including up period percent and maximum drawdown.

Risk-Adjusted Returns: As depicted in the quadrant chart below, traditional asset classes exhibit either lower return/low volatility or higher return/high volatility. TI+, however, has generated a return/risk profile in the desirable upper left (higher return/lower volatility) quadrant.

Quadrant chart illustrates total annualized returns and volatility from TI+ inception (10/22/12) through 9/30/19.

Up Period Percent and Maximum Drawdown: TI+ also experienced more up/neutral days than other asset classes and generated far less drawdown, the maximum amount a security declines before reaching its prior peak.

Down Period Percent is the percentage of days a security/index decreases. Up Period Percent is the percentage of days a security/index increases or is unchanged.

Page Sources: Morningstar Direct

TI+ Fund: A-Shares, no load | Stocks: S&P 500 Total Return | REITs: MSCI U.S. REIT Index | Bonds: Bloomberg Barclays U.S. Aggregate Bond Index

**	Please refer to the full descriptions and risks of select asset classes on page 9.

Past performance is not a guarantee of future results. Risk and liquidity factors vary significantly between asset classes.

ANNUAL REPORT (4Q 2018 - 3Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

GROWTH IN INCOME AND NET ASSET VALUE

The Fund seeks a 5.25% annualized distribution rate based on current NAV. As NAV has increased, the distribution amount has also increased. The Fund has paid 27 consecutive quarterly distributions.

REALIZED DISTRIBUTIONS AND NAV GROWTH

*	The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is not fixed. However, this distribution policy is subject to change. The Fund’s distribution amounts were calculated based on the ordinary income received from the underlying investments, including short-term capital gains realized from the disposition of such investments. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings, primarily Real Estate Investment Trusts. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Company will continue to declare distributions or that they will continue at these rates.
[4]	67% is the simple average of the calendar year return of capital portion of distributions from 01.01.2013-12.31.2018, which are tax deferred and paid upon sale.
[5]	Cumulative Distributions: The collective sum of the Fund’s A shares distributions since Fund inception, reflected as of each quarter end. This does not necessarily represent actual investment results for any individual investor.

GENERATING INCOME IN A LOW YIELD ENVIRONMENT

With U.S. Treasury yields reaching new lows below 2%, investors search for higher yields has extended beyond traditional fixed income asset classes. The potential consequence of this is that higher yields tend to bring additional risk. The chart below illustrates several income oriented index yields and corresponding total return maximum drawdowns. The higher yielding indexes have experienced much larger maximum drawdowns in the previous 5 years than the lower yielding indexes. TI+, however, has an annual distribution rate near the higher range of the indexes, but among the lowest maximum drawdown.

Source: Morningstar Direct; Yahoo Finance for yield information; exchange traded funds yields used where index yields aren’t published.

Maximum Drawdown: The maximum decline an investment experiences prior to reaching its previous peak.

**	Please refer to the full descriptions and risks of select asset classes on page 9.

ANNUAL REPORT (4Q 2018 - 3Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

Fund Sub-Advisors

About Mercer Investment Management
Mercer Investment Management, Inc., acts as sub-advisor to the TI+ Fund’s private real estate equity investments. For more than 75 years, Mercer has been one of the world’s leading advisors to endowments, pension funds, sovereign wealth funds and family offices globally, with over 3,700 clients worldwide, and $15.0 trillion in assets under advisement. Mercer works to evaluate over 7,100 investment managers and 35,000 individual investments/ strategies and works with Bluerock to select a strategic combination of ‘best-in-class’ institutional real estate managers and investments for the Fund.

About DWS

DWS (formerly Deutsche Asset Management), through its indirect subsidiary RREEF America, LLC, acts as sub-advisor to the TI+ Fund’s public real estate securities investments and is a registered investment adviser under the Advisers Act. DWS’ real estate business in the U.S. dates back to 1975. Today, DWS has $800+ billion in assets under management and works with 550+ institutional clients. Of that total, approximately $68 billion of AUM is invested in public and private real estate globally, making DWS one of the largest real estate managers in the world.

LOOKING AHEAD

The longest U.S. economic expansion in history continued in Q4 2019, climbing the “wall of worry.” Financial market pundits fret about global recession, tariffs, trade wars, and political tensions, while key fundamental economic indicators remain positive. Forward looking indicators such as low initial jobless claims and retail sales, for example, were also positive.6 We are mindful of the recent inversion and un-inversion in the yield curve and its potential implications, however, we believe this is a reflection of a more complicated global financial environment, such as low to negative sovereign debt yields around the developed world, as opposed to a U.S. deflationary signal. U.S. GDP growth remained relatively stable at 1.9% in the third quarter, coupled with low unemployment and low interest rates, providing an attractive environment for institutional real estate investment. As has typically been the case historically, daily turmoil and volatility in the financial markets did not extend to the private real estate market. Overarching conditions and the thesis for institutional real estate has remained unchanged.

The trailing 12 month return ending 9.30.2019 for the NCREIF Property Index (NPI), the flagship institutional private equity real estate (iPERE) index, was 6.2%. Approximately 73% of that return was from the income component solidifying the fact that cap rates are holding steady and real estate returns are being driven by healthy income gains from rental rate increases, a sign of high occupancy rates.7 Indeed, national occupancy rates for all major property sectors are above long-term historical averages.8 High occupancy rates reflect stable demand in most sectors with constrained supply. While demand has remained firm for most asset classes, this cycle has also seen lower levels of new construction, stemming from a disciplined financial market and rising construction costs.9

We believe the overall market to be on solid ground, the performance of iPERE has varied significantly by sector. The Fund continues to benefit from outperformance in the industrial sector, which posted a 13.6% total return in the trailing 12-month period, more than double the next closest sector. The Fund has additionally benefited from its retail sector underweight, the lowest returning sector in the trailing 12-month period at 1.4%.9 The industrial sector thesis remains intact, as e-commerce sales gobble up a larger share of retail sales and demand for shorter delivery times increases. Retail sector performance has varied across subsectors; regional malls and power centers, which comprise much of the NPI Retail Index, have faced significant headwinds, while destination and lifestyle retail continue to generate foot traffic. The Fund has remained strategically under allocated to the retail sector and within the sector has targeted experiential assets whose performance is less sensitive to e-commerce sales. The Fund has also pursued attractive risk-adjusted return opportunities in real estate debt and alternative sectors not historically linked to economic cycles such as self-storage, student housing, and medical office.10

ANNUAL REPORT (4Q 2018 - 3Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

Our outlook for private institutional real estate remains positive. We believe there are strong demand drivers in the industrial and multifamily sectors, which should drive long term outperformance against other sectors. Additionally, we believe that institutional real estate is fairly priced as an asset class given historically low bond yields and historically high equity market valuations.

We thank you for the trust and confidence represented by your investment in the Bluerock Total Income+ Real Estate Fund.

Sincerely,

Jordan Ruddy	Adam Lotterman
Co-Chief Investment Officer	Co-Chief Investment Officer
Bluerock Total Income+ Real Estate Fund	Bluerock Total Income+ Real Estate Fund

[6]	Source: U.S. Department of Labor and U.S. Census Bureau
[7]	Source: NCREIF NPI Flash, Q3 2019
[8]	Source: UBS Real Estate Summary, Edition 2, 2019
[9]	Source: Carlyle Property Investors Q2 2019
[10]	Source: Carlyle Property Investors Flipbook, February 2019

ANNUAL REPORT (4Q 2018 - 3Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

FUND HOLDINGS

As of 9/30/19, the Gross Asset Value of the underlying real estate in the institutional private equity real estate funds in which TI+ is invested is approximately $208 billion, comprising over 4,400 properties across the United States.11

PORTFOLIO	GROSS ASSET VALUE ($MM)	NUMBER OF PROPERTIES	TYPICAL MINIMUM INVESTMENT	AVG INVESTMENT SIZE ($MM)	OCCUPANCY	LTV	INCEPTION YEAR
PRIVATE EQUITY REAL ESTATE (Target of 15-25 Select Managers | % of gross investments)								
10.9%	Morgan Stanley Prime Property Fund	$ 29,588	435	$ 5,000,000	$ 68	94%	17%	1973
9.1%	Blackstone Property Partners	$ 21,500	371	$10,000,000	$ 58	94%	49%	2014
7.6%	Clarion Lion Properties Fund	$ 13,501	143	$ 5,000,000	$ 94	95%	21%	2000
7.2%	Colony Industrial Fund	$ 4,677	446	$ 5,000,000	$ 10	92%	38%	2016
4.4%	Clarion Gables Multifamily Trust	$ 4,224	61	$ 5,000,000	$ 69	94%	46%	2015
4.3%	Invesco U.S. Income Fund	$ 1,990	26	$10,000,000	$ 77	95%	38%	2013
4.3%	CBRE U.S. Core Partners	$ 3,400	41	$ 5,000,000	$ 83	95%	23%	2013
4.0%	Principal Enhanced Property Fund	$ 3,583	56	$ 5,000,000	$ 64	86%	39%	2004
3.4%	Clarion Lion Industrial Trust	$ 13,493	642	$ 2,500,000	$ 21	96%	30%	2002
3.2%	Harrison Street Core Property Fund	$ 8,030	273	$10,000,000	$ 29	91%	26%	2011
3.2%	RREEF Core Plus Industrial Fund	$ 791	18	$ 5,000,000	$ 44	100%	14%	2017
3.0%	Sentinel Real Estate Fund	$ 1,800	29	$ 250,000	$ 62	93%	24%	1976
2.7%	Prologis Targeted U.S. Logistics Fund	$ 11,582	563	$ 5,000,000	$ 21	96%	18%	2004
2.4%	Carlyle Property Investors	$ 4,779	86	$10,000,000	$ 56	91%	53%	2016
2.4%	UBS Trumbull Property Growth & Income Fund	$ 1,246	27	$ 5,000,000	$ 46	86%	37%	2006
2.0%	Stockbridge Smart Markets Fund	$ 2,514	61	$ 5,000,000	$ 41	96%	23%	2011
1.9%	PGIM (Prudential) PRISA III	$ 4,141	71	$ 5,000,000	$ 58	85%	47%	2003
1.6%	RREEF America REIT II	$ 14,380	109	$ 5,000,000	$ 132	91%	18%	1998
1.5%	Invesco Core Real Estate Fund	$ 14,200	107	$ 5,000,000	$ 133	94%	25%	2004
1.5%	PGIM (Prudential) PRISA I	$ 25,900	264	$ 5,000,000	$ 98	91%	21%	1970
1.5%	Heitman America REIT II	$ 12,640	377	$ 5,000,000	$ 115	95%	25%	2007
1.1%	AEW Core Property Trust	$ 9,045	155	$ 5,000,000	$ 58	95%	26%	2007
0.4%	Bain Capital Real Estate Fund	$ 586	56	$10,000,000	$ 10	89%	65%	2018
0.3%	Stockbridge Value Fund II	$ 438	13	$ 5,000,000	$ 34	76%	53%	2014
	Totals / Averages	**$208,027**	**4,430**	**$137,500,000**	**$50**	**92%**	**27%**	**2005**
REAL ESTATE DEBT SECURITIES								
7.1%	Freddie Mac Securitized Multifamily Notes	$ 3,123	86	$50,000,000	$ 36			2018/19
PUBLIC REAL ESTATE EQUITY SECURITIES, CASH, AND OTHER (Target of 50-100 Real Estate Securities)								
9.4%	Public Real Estate Equity Securities, Cash, and Other

GEOGRAPHIC DIVERSIFICATION The regions and allocations presented represent the Funds’ institutional fund investments as of the date herein, but is subject to change at any time.

SECTOR DIVERSIFICATION

The sector diversification presented represents examples of how the Fund’s institutional fund investments are allocated as of the date herein, but is subject to change at any time.

[11]	Portfolio holdings are subject to change at any time and should not be considered investment advice. Underlying iPERE data as of Q2 2019 based on allocations by the Fund on 9.30.2019. Diversification does not ensure profit. The organizations referenced above are not invested in Bluerock or the Total Income+ Real Estate Fund, and they may not be invested in the funds in which the Bluerock Total Income+ Real Estate Fund invests.

ANNUAL REPORT (4Q 2018 - 3Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

HIGHLIGHTED ASSETS

The properties pictured below are currently owned by the underlying third-party institutional private equity real estate funds described herein.

Active Portfolio; subject to change.

ANNUAL REPORT (4Q 2018 - 3Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

DEFINITIONS

Bloomberg Barclays U.S. Aggregate Bond Index: The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States - including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. Risks include rising interest rates, credit quality of the issuers and general economic conditions.

Bloomberg Barclays U.S. Corporate High Yield Bond Index: Measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

Bloomberg Barclays U.S. Mortgage Backed Securities (MBS): Index tracks fixed-rate agency mortgage backed pass-through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage.

Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index (TIPS): Measures the performance of the US Treasury Inflation Protected Securities (TIPS) market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

Bloomberg Barclays 1-3 Year U.S. Treasury: 1-3 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 1-2.999 years to maturity. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting.

Cap Rate: The Capitalization Rate is mathematically defined as Net Operating Income / Current Market Value; it is an indicator of value for income-producing real estate.

Correlation: The degree to which two securities move in relation to each other. Correlation is measured as a correlation coefficient, with a value falling between -1 and 1.0 = No Correlation | 1 = Perfectly Positively Correlated | -1 = Perfectly Negatively Correlated

FTSE NAREIT All Equity REIT Index: A free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

ICE BAML REIT Preferred: The ICE BofAML Fixed-Rate Preferred Securities Index tracks the performance of investment-grade only, fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market.

MSCI U.S. REIT Index: A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. (www.msci.com).

NCREIF Property Index (NPI): A leading benchmark index for institutional real estate representing a collection of 7,000+ institutional properties representing all major commercial property types within the U.S. The NPI is a quarterly time series composite total rate of return measure of investment performance of a very large pool of individual commercial real estate properties acquired in the private market for investment purposes only. All properties in the NPI have been acquired, at least in part, on behalf of tax-exempt institutional investors - the great majority being pension funds. As such, all properties are held in a fiduciary environment.

PCM Emerging Market Bond Index: The emerging markets bond index is a benchmark index for measuring the total return performance of international government bonds issued by emerging market countries that are considered sovereign (issued in something other than local currency) and that meet specific liquidity and structural requirements.

Sharpe Ratio: Measurement of the risk-adjusted performance. The annualized Sharpe Ratio is calculated by subtracting the annualized risk-free rate - (3-month Treasury Bill) - from the annualized rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns.

Standard Deviation: The measure of the daily percentage change in an investment. Standard deviation shows how much variation from the average exists with a larger number indicating the data points are more spread out over a larger range of values.

S&P National AMT-Free Muni Bond Index: A broad, comprehensive, market value-weighted index designed to measure the performance of the investment-grade tax-exempt U.S. municipal bond market. Bonds issued by U.S. territories, including Puerto Rico, are excluded from this index.

S&P High Yield Dividend Aristocrats: The S&P High Yield Dividend Aristocrats Index is comprised of the 50 highest dividend yielding constituents of the stocks of the S&P Composite 1500 Index that have increased dividends every year for at least 25 consecutive years. These stocks have both capital growth and dividend income characteristics, as opposed to stocks that are pure yield, or pure capital oriented.

S&P 500: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. (Investopedia).

You cannot invest directly in an index. Benchmark performance should not be considered reflective of Fund performance.

**	Please note that the indices are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. There are limitations when comparing the Bluerock Total Income Fund to Stock, Bond, and Public Real Estate indices. Many open-end funds which track these indices offer daily liquidity, while closed-end interval funds offer liquidity only on a periodic basis. Deteriorating general market conditions will reduce the value of stock securities. When interest rates rise, the value of bond securities tends to fall. Real estate securities may decline because of adverse developments affecting the real estate industry and real property values.

ANNUAL REPORT (4Q 2018 - 3Q 2019) | BLUEROCK TOTAL INCOME+ REAL ESTATE FUND	(UNAUDITED)

RISK DISCLOSURES

Not FDIC Insured | No Bank Guarantee | May Lose Value

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Advisor to allocate effectively the Fund’s assets in which it invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

The Fund’s investments may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended to be a complete investment program.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s net asset value.

Investing in the Fund’s shares involves substantial risks, including the risks set forth in the “Risk Factors” section of the prospectus, which include, but are not limited to the following:

The Fund may invest in convertible securities which are subject to risks associated with both debt securities and equity securities; correlation risk such as in down markets when the prices of securities and asset classes can also fall in tandem; credit risk related to the securities held by the Fund which may be lowered if an issuer’s financial condition changes which could negatively impact the Fund’s returns on investment in such securities; interest rate risk including a rise in interest rates which could negatively impact the value of fixed income securities.

The Fund’s investment in Institutional Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees; Issuer and non-diversification risk including the value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issue and as a non-diversified fund.

The Fund may invest more than 5% of its total assets in the securities of one or more issuers; lack of control over institutional private investment funds and other portfolio investments; leverage risk which could cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of adverse performance of the Fund’s underlying investments; management risk including the judgments of the Advisor or Sub-Advisor about the attractiveness, value and potential appreciation of particular real estate segment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results; market risk; a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objectives; option writing risk; possible competition between underlying funds and between the fund and the underlying funds; preferred securities risk which are subject to credit risk and interest rate risk.

The Fund will concentrate its investments in real estate and, as such, its portfolio will be significantly impacted by the performance of the real estate market; real estate development issues; insurance risk including certain of the companies in the Fund’s portfolio may fail to carry adequate insurance; dependence on tenants to pay rent; companies in the real estate industry in which the Fund may invest may be highly leveraged and financial covenants may affect their ability to operate effectively; environmental issues; current conditions including recent instability in the United States, European and other credit markets; REIT risk including the value of investments in REIT shares may decline because of adverse developments affecting the real estate industry and real property values; underlying funds risk, use of leverage by underlying funds; and valuation of Institutional Investment Funds as of a specific date may vary from the actual sale price that may be obtained if such Investments were sold to a third party.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Bluerock Total Income+ Real Estate Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling toll free 844-819-8287, or online at bluerockfunds.com. The prospectus should be read carefully before investing. The Bluerock Total Income+ Real Estate Fund is distributed by ALPS Distributors, Inc (ALPS). Bluerock Fund Advisor, LLC is not affiliated with ALPS, Mercer Investment Management, or DWS. Neither Mercer Investment Management nor DWS are affiliated with ALPS.

BLU000490

Bluerock Total Income+ Real Estate Fund	Portfolio Review

September 30, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance figures for certain periods ended September 30, 2019, compared to its benchmarks:

Bluerock Total Income+ Real Estate Fund:	One Year	Three Year	Five Year	Since Inception Class A*	Since Inception Class C and Class I*	Since Inception Class L*
Class A
Without Load	5.71%	6.80%	7.00%	7.80%	–	–
With Load(a)	-0.36%	4.71%	5.74%	6.88%	–	–
Class C
Without Load	4.95%	6.01%	6.21%	–	6.14%	–
With Load(b)	3.96%	6.01%	6.21%	–	6.14%	–
Class I	5.98%	7.05%	7.31%	–	7.23%	–
Class L
Without Load	5.43%	–	–	–	–	6.43%
With Load(c)	0.96%	–	–	–	–	4.46%
S&P 500 Total Return Index	4.25%	13.39%	10.84%	13.44%	10.91%	11.26%
Bloomberg Barclays U.S. Aggregate Bond Index	10.30%	2.92%	3.38%	2.76%	3.50%	4.12%

*	Class A commenced operations October 22, 2012, Class C and Class I commenced operations April 1, 2014, and Class L commenced operations June 1, 2017.
(a)	Adjusted for initial maximum sales charge of 5.75%.
(b)	Adjusted for early withdrawal charge of 1.00%.
(c)	Adjusted for initial maximum sales charge of 4.25%.

The S&P 500 Total Return Index is an unmanaged market capitalization -weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total returns are calculated using the traded NAV on September 30, 2019. Total returns are calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Advisor not waived a portion of its fees. Returns greater than one year are annualized. The Advisor and the Fund have entered into an expense limitation agreement under which the Advisor has contractually agreed to reduce its fees and/or absorb expenses for Class A, Class C, Class I and Class L at least until January 31, 2020 to ensure that the net annual fund operating expenses (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) will not exceed 1.95%, 2.70%, 1.70%, and 2.20% of the Fund’s average daily net assets attributable to the Class A, Class C, Class I and Class L shares, respectively. The Fund has agreed to repay the Advisor in the amount of any fees the Advisor previously waived and or Fund expenses reimbursed, pursuant to the expense limitation agreement, subject to the limitations therein that: (1) the reimbursement will be made if payable not more than three fiscal years from the fiscal year in which they were incurred; (2) the reimbursement may not be made if it would cause the Expense Limitation then in effect or in effect at time of waiver to be exceeded; and (3) the reimbursement is approved by the Fund’s Board of Trustees.

Annual Report | September 30, 2019	11

Bluerock Total Income+ Real Estate Fund	Portfolio Review

September 30, 2019 (Unaudited)

The Fund’s total gross annual operating expenses, including the expenses of underlying funds and before any fee waiver, are 2.43%, 3.18%, 2.22% and 2.74% for Class A, Class C, Class I and Class L, respectively, per the March 27, 2019 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after the purchase. Class L shares are subject to a maximum sales charge imposed on purchases of 4.25%. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-844-819-8287.

Portfolio Composition as of September 30, 2019 (Unaudited)

Percent of Net Assets
Private Equity Real Estate Securities	88.03%
Real Estate Debt Securities	7.48%
Short-Term Investments	6.26%
Public Equity Real Estate Securities	2.18%
Preferred Stocks	0.64%
Exchange-Traded Funds	0.27%
Common Stocks	0.04%
Total Investments	104.90%
Liabilities In Excess of Other Assets	-4.90%
Total Net Assets	100.00%

See the Portfolio of Investments in this annual report for a more detailed account of the Fund’s holdings.

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments

September 30, 2019

Security	Principal	Value
REAL ESTATE DEBT SECURITIES (7.48%)(a)
FREMF 2018-K82 Mortgage Trust, Class X2A, IO, 0.100%, 9/25/2028	$1,074,158,772	$7,634,046
FREMF 2018-K82 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2028	262,694,906	1,928,706
FREMF 2018-K82 Mortgage Trust, Class D, PO, 0.000%, 10/25/2028	100,392,906	46,005,250
FREMF 2019-K91 Mortgage Trust, Class X2A, IO, 0.100%, 3/25/2029	1,136,800,371	8,436,196
FREMF 2019-K91 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2029	247,526,565	1,931,697
FREMF 2019-K91 Mortgage Trust, Class D, PO, 0.000%, 10/25/2029	103,857,565	42,975,014
FREMF 2019-KC03 Mortgage Trust, Class C, 4.365%, 1/25/2026	58,088,000	45,731,463
TOTAL REAL ESTATE DEBT SECURITIES (Cost $154,745,462)		154,642,372

Security	Shares	Value
PRIVATE EQUITY REAL ESTATE SECURITIES (88.03%)(b)
Apartments (7.76%)
Clarion Gables Multifamily Trust	73,173	95,481,803
Sentinel Real Estate Fund	718	64,849,907
		160,331,710
Diversified (61.61%)
AEW Core Property Trust	22,139	22,980,600
Bain Capital Real Estate Fund I	N/A	7,577,095
Blackstone Property Partners(c)	143,241	199,169,048
Carlyle Property Investors	39,819	52,166,002
CBRE U.S. Core Partners, LP	64,362,015	92,898,224
Clarion Lion Properties Fund	108,240	166,092,852
Harrison Street Core Property Fund	50,957	70,780,885
Invesco Core Real Estate Fund	174	33,020,864
Invesco U.S. Income Fund LP	68,683	95,078,228
Morgan Stanley Prime Property Fund LLC	12,381	237,024,332
PGIM PRISA I	19,055	32,879,163
PGIM PRISA III	21,902	41,106,569
Principal Enhanced Property Fund LP	6,804,338	87,381,246
RREEF America REIT II, Inc.	281,886	35,697,480
Stockbridge Smart Markets Fund	26,836	42,376,688
Stockbridge Value Fund II	N/A	5,683,830
UBS Trumbull Property G&I Fund	1,975	51,549,579
		1,273,462,685
Industrial (18.66%)
Clarion Lion Industrial Trust	36,632	74,830,087
Colony Industrial	N/A	179,426,562
Prologis Targeted U.S. Logistics(c)	34,828	60,405,019
RREEF Core Plus Industrial Fund LP	550,770	71,068,509
		385,730,177
TOTAL PRIVATE EQUITY REAL ESTATE SECURITIES (Cost $1,623,399,244)		1,819,524,572

PUBLIC EQUITY REAL ESTATE SECURITIES (2.18%)
Public Non-Traded Real Estate Investment Trusts (0.02%)
Diversified (0.02%)
Highlands REIT, Inc.(d)(e)	140,161	47,655
Inventrust Properties Corp.(e)	140,161	411,862
Total Public Non-Traded Real Estate Investment Trusts (Cost $445,781)		459,517

Publicly Traded Real Estate Investment Trusts (2.16%)
Advertising (0.03%)
Lamar Advertising Co., Class A	8,213	672,891
		672,891

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2019	13

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments (Continued)

September 30, 2019

Security	Shares	Value
Apartments (0.39%)
Apartment Investment & Management Co.	11,058	$576,564
AvalonBay Communities, Inc.	2,745	591,081
Camden Property Trust	6,762	750,650
Equity Residential	8,188	706,297
Essex Property Trust, Inc.	3,125	1,020,781
Independence Realty Trust, Inc.	75,623	1,082,165
Invitation Homes, Inc.	16,472	487,736
Mid-America Apartment Communities, Inc.	5,041	655,380
NexPoint Residential Trust, Inc.	36,122	1,689,064
UDR, Inc.	16,147	782,807
		8,342,525
Communications (0.18%)
American Tower Corp.	6,864	1,517,837
Crown Castle International Corp.	6,727	935,120
SBA Communications Corp.	5,095	1,228,659
		3,681,616
Data Centers (0.03%)
Equinix, Inc.	911	525,465
		525,465
Diversified (0.31%)
American Assets Trust, Inc.	14,144	661,091
Armada Hoffler Properties, Inc.	46,869	847,860
EPR Properties	4,742	364,470
Gaming and Leisure Properties, Inc.	14,255	545,111
Gladstone Commercial Corp.	33,363	784,031
PS Business Parks, Inc.	7,232	1,315,862
STORE Capital Corp.	18,858	705,478
WP Carey, Inc.	10,437	934,112
		6,158,015
Healthcare (0.29%)
CareTrust REIT, Inc.	42,892	1,008,176
Community Healthcare Trust, Inc.	31,464	1,401,721
HCP, Inc.	16,926	603,073
Medical Properties Trust, Inc.	38,386	750,830
Omega Healthcare Investors, Inc.	12,404	518,363
Universal Health Realty Income Trust	7,887	810,784
Ventas, Inc.	5,310	387,789
Welltower, Inc.	7,804	707,433
		6,188,169
Hotels (0.02%)
Ryman Hospitality Properties, Inc.	5,089	416,331
		416,331
Industrial (0.40%)
Americold Realty Trust	23,691	878,225
Duke Realty Corp.	13,678	464,642
EastGroup Properties, Inc.	9,102	1,137,932
First Industrial Realty Trust, Inc.	13,418	530,816
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	26,372	768,744
Liberty Property Trust	12,548	644,089
Prologis, Inc.	9,931	846,320
Rexford Industrial Realty, Inc.	27,255	1,199,765
STAG Industrial, Inc.	20,485	603,898
Terreno Realty Corp.	25,032	1,278,884
		8,353,315

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments (Continued)

September 30, 2019

Security	Shares	Value
Manufactured Homes (0.16%)
Equity LifeStyle Properties, Inc.	11,952	$1,596,787
Sun Communities, Inc.	11,421	1,695,448
		3,292,235
Office (0.10%)
Alexandria Real Estate Equities, Inc.	4,741	730,304
Highwoods Properties, Inc.	13,451	604,488
VEREIT, Inc.	55,211	539,964
		1,874,756
Self-Storage (0.02%)
National Storage Affiliates Trust	13,241	441,852
		441,852
Single Tenant (0.23%)
Agree Realty Corp.	11,983	876,556
Essential Properties Realty Trust, Inc.	43,813	1,003,756
Four Corners Property Trust, Inc.	22,139	626,091
Getty Realty Corp.	22,193	711,508
National Retail Properties, Inc.	10,796	608,894
Realty Income Corp.	10,244	785,510
		4,612,315
Total Publicly Traded Real Estate Investment Trusts (Cost $33,600,923)		44,559,485

TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $34,046,704)		45,019,002

COMMON STOCKS (0.04%)
InterXion Holding NV(d)	11,055	900,540
TOTAL COMMON STOCKS (Cost $629,757)		900,540

EXCHANGE-TRADED FUNDS (0.27%)
iShares Short Treasury Bond ETF	16,686	1,845,806
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	20,141	1,844,714
Vanguard Short-Term Treasury ETF	30,561	1,862,693
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,522,596)		5,553,213

PREFERRED STOCKS (0.64%)
American Homes 4 Rent, 6.350%, Series E	33,469	889,941
American Homes 4 Rent, 5.875%, Series G	35,225	929,588
Digital Realty Trust, Inc., 5.250%, Series J	36,976	958,048
EPR Properties, 5.750%, Series G	36,751	953,688
Kimco Realty Corp., 5.125%, Series L	37,050	962,929
National Storage Affiliates Trust, 6.000%, Series A	35,202	936,021
PS Business Parks, Inc., 5.200%, Series Y	36,829	962,710
PS Business Parks, Inc., 5.250%, Series X	35,450	931,272
PS Business Parks, Inc., 5.200%, Series W	36,643	931,465
Public Storage, 5.050%, Series G	35,019	909,443
Public Storage, 5.375%, Series V	35,289	889,636
Rexford Industrial Realty, Inc., 5.875%, Series A	17,751	456,201
Rexford Industrial Realty, Inc., 5.875%, Series B	18,085	462,976
Spirit Realty Capital, Inc., 6.000%, Series A	36,576	957,194
VEREIT, Inc., 6.700%, Series F	31,386	795,635
Vornado Realty Trust, 5.250%, Series M	12,414	320,902
TOTAL PREFERRED STOCKS (Cost $11,987,572)		13,247,649

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2019	15

Bluerock Total Income+ Real Estate Fund	Portfolio of Investments (Continued)

September 30, 2019

Security	Shares	Value
SHORT TERM INVESTMENTS (6.26%)
Fidelity Investments Money Market Funds - Government Portfolio - Class I, 1.86% (Cost $129,395,098)	129,395,098	$129,395,098

TOTAL INVESTMENTS (104.90%) (Cost $1,959,726,433)		$2,168,282,446
LIABILITIES IN EXCESS OF OTHER ASSETS (-4.90%)		(101,239,529)
NET ASSETS (100.00%)		$2,067,042,917

Common Abbreviations

IO - Interest Only Security

PO - Principal Only Security

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2019, the aggregate market value of those securities was $154,642,372, representing 7.48% of net assets.
(b)	All or a portion of these securities are segregated as collateral for the Line of Credit as of September 30, 2019.
(c)	Holding is comprised of two share classes of the same underlying investment.
(d)	Non-income producing security.
(e)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $459,517, representing 0.02% of net assets.

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund	Statement of Assets and Liabilities

September 30, 2019

ASSETS
Investments, at value (Cost $1,959,726,433)	$2,168,282,446
Receivable for investments sold	32,512,541
Receivable for shares sold	6,103,497
Dividends and interest receivable	11,526,911
Prepaid expenses and other assets	68,291
Total Assets	2,218,493,686
LIABILITIES
Line of credit payable	148,100,000
Line of credit interest payable	145,149
Investment advisory fees payable	2,449,222
Shareholder servicing fees payable	204,438
Administration fees payable	67,205
Transfer agency fees payable	77,786
Distribution fees payable	256,962
Accrued expenses and other liabilities	150,007
Total Liabilities	151,450,769
NET ASSETS	$2,067,042,917
NET ASSETS CONSIST OF
Paid-in capital	$1,827,608,664
Total distributable earnings	239,434,253
NET ASSETS	$2,067,042,917
PRICING OF SHARES
Class A:
Net asset value and redemption price	$30.43
Net assets	$536,913,310
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	17,641,782
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$32.29
Class C:
Net asset value, offering and redemption price	$29.22
Net assets	$401,506,871
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	13,738,958
Class I:
Net asset value, offering and redemption price	$30.92
Net assets	$1,040,017,417
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	33,636,423
Class L:
Net asset value and redemption price	$30.25
Net assets	$88,605,319
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,928,639
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$31.59

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2019	17

Bluerock Total Income+ Real Estate Fund	Statement of Operations

For the Year Ended September 30, 2019

INVESTMENT INCOME
Dividend income	$44,148,624
Interest	8,420,117
Total Investment Income	52,568,741

EXPENSES
Investment advisory fees	23,703,042
Administrative fees	728,957
Transfer Agency fees	892,916
Shareholder servicing fees:
Class A	1,133,108
Class C	844,042
Class L	158,867
Distribution fees:
Class C	2,532,125
Class L	158,867
Legal fees	91,904
Audit and tax fees	23,500
Reports to shareholders and printing fees	702,135
Custody fees	68,039
Chief compliance officer fees	54,346
Interest expense	4,087,383
Trustees’ fees	75,923
Other expenses	344,878
Total Expenses	35,600,032
Less: Fees waived/expenses reimbursed by Advisor (See Note 3)	(40,583)
Recoupment of previously waived fees (See Note 3)	263,069
Net Expenses	35,822,518
Net Investment Income	16,746,223
Net realized gain/(loss) on investments	6,996,972
Net change in unrealized appreciation/(depreciation) on investments	88,969,563
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	95,966,535
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$112,712,758

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
OPERATIONS:
Net investment income	$16,746,223	$5,602,006
Net realized gain on investments	6,996,972	5,696,091
Long-term capital gain distributions from Real Estate Investment Trusts	–	3,506,209
Net change in unrealized appreciation on investments	88,969,563	55,598,433
Net Increase in Net Assets Resulting from Operations	112,712,758	70,402,739
DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	(4,322,594)	(5,861,317)
From return of capital	(20,268,110)	(11,773,428)
Class C
From distributable earnings	(3,365,580)	(4,574,206)
From return of capital	(14,930,780)	(9,203,139)
Class I
From distributable earnings	(5,759,735)	(6,111,881)
From return of capital	(35,088,851)	(13,722,059)
Class L
From distributable earnings	(534,202)	(383,276)
From return of capital	(3,034,353)	(1,065,452)
Total Distributions to Shareholders	(87,304,205)	(52,694,758)
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	229,930,652	107,848,280
Distributions reinvested	13,638,889	10,486,528
Shares redeemed	(45,478,111)	(43,203,702)
Shares transferred out	(41,853,107)	–
Class C
Shares sold	129,145,908	83,112,576
Distributions reinvested	11,933,103	8,589,679
Shares redeemed	(31,505,469)	(36,598,023)
Shares transferred out	(1,425,778)	–
Class I
Shares sold	555,137,710	240,300,735
Distributions reinvested	22,702,402	10,226,400
Shares redeemed	(67,085,843)	(44,327,518)
Shares transferred in	43,654,088	–
Class L
Shares sold	45,320,799	36,874,389
Distributions reinvested	2,371,314	973,503
Shares redeemed	(2,605,496)	(257,850)
Shares transferred out	(375,203)	–
Net Increase in Net Assets Derived from Beneficial Interest Transactions	863,505,858	374,024,997
Net increase in net assets	888,914,411	391,732,978
NET ASSETS:
Beginning of year	1,178,128,506	786,395,528
End of year	$2,067,042,917	$1,178,128,506

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2019	19

Bluerock Total Income+ Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Other Information
Share Transactions:
Class A
Beginning shares	12,451,402	9,933,224
Shares sold	7,633,796	3,618,649
Distributions reinvested	455,793	353,410
Shares redeemed	(1,509,363)	(1,453,881)
Shares transferred out	(1,389,846)	–
Net increase in shares outstanding	5,190,380	2,518,178
Ending shares	17,641,782	12,451,402
Class C
Beginning shares	10,012,148	8,109,758
Shares sold	4,446,961	2,873,837
Distributions reinvested	414,114	298,457
Shares redeemed	(1,085,210)	(1,269,904)
Shares transferred out	(49,055)	–
Net increase in shares outstanding	3,726,810	1,902,390
Ending shares	13,738,958	10,012,148
Class I
Beginning shares	15,498,144	8,666,409
Shares sold	18,156,358	7,965,947
Distributions reinvested	747,430	340,162
Shares redeemed	(2,194,162)	(1,474,374)
Shares transferred in	1,428,653	–
Net increase in shares outstanding	18,138,279	6,831,735
Ending shares	33,636,423	15,498,144
Class L
Beginning shares	1,437,606	172,439
Shares sold	1,510,841	1,240,939
Distributions reinvested	79,640	32,837
Shares redeemed	(86,907)	(8,609)
Shares transferred out	(12,541)	–
Net increase in shares outstanding	1,491,033	1,265,167
Ending shares	2,928,639	1,437,606

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund	Statement of Cash Flows

For the Year Ended September 30, 2019
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$112,712,758
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investments securities	(900,571,113)
Proceeds from disposition of investment securities	101,164,266
Net purchases of short-term investment securities	(29,994,897)
Net realized gain on investments	(6,996,972)
Net change in unrealized appreciation on investments	(88,969,563)
Discount and premiums amortized	(4,883,038)
(Increase)/Decrease in Assets:
Dividends and interest receivable	(2,802,339)
Prepaid expenses and other assets	(65,776)
Increase/(Decrease) in Liabilities:
Shareholder servicing fees payable	61,700
Investment advisory fees payable	1,403,059
Administrative fees payable	(115,635)
Transfer agency fees payable	(281,825)
Distribution fees payable	71,873
Insurance fees payable	(40,720)
Interest due on loan payable	35,386
Accrued expenses and other liabilities	(176,873)
Net Cash Used in Operating Activities	(819,449,709)

Cash Flows from Financing Activities:
Increase in Line of Credit Borrowing	44,900,000
Proceeds from shares sold	957,779,745
Payment on shares redeemed	(146,674,919)
Cash distributions paid	(36,658,497)
Net Cash Provided by Financing Activities	819,346,329

Net Change in Cash	(103,380)

Cash Beginning of Year	$103,380
Cash End of Year	$–

Non-cash financing Activities not included herin consist of reinvestment of distributions of:	$50,645,708
Cash paid for interest on lines of credit during the year was:	4,051,997

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2019	21

Bluerock Total Income+ Real Estate Fund - Class A	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Net asset value, beginning of year	$30.00	$29.37	$29.13	$28.68	$27.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.33	0.21	0.23	0.23	0.39
Net realized and unrealized gain	1.69	2.00	1.56	1.75	1.81
Total from investment operations	2.02	2.21	1.79	1.98	2.20
DISTRIBUTIONS:
From net investment income	–	–	–	–	(0.09)
From net realized gain on investments	(0.32)	(0.54)	(0.37)	(0.16)	(0.29)
Return of capital	(1.27)	(1.04)	(1.18)	(1.37)	(1.12)
Total distributions	(1.59)	(1.58)	(1.55)	(1.53)	(1.50)
Net asset value, end of year	$30.43	$30.00	$29.37	$29.13	$28.68
TOTAL RETURN(b)(c)	6.94%	7.69%	6.29%	7.08%	8.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$536,913	$373,488	$291,772	$226,712	$129,287
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	2.20%	2.43%	2.37%	2.19%	2.25%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.21%	2.37%	2.21%	1.82%	1.79%
Ratio of net investment income to average net assets(e)	1.10%	0.71%	0.80%	0.79%	1.36%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	1.94%	1.99%	2.04%	2.19%	2.24%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.95%	1.93%	1.89%	1.82%	1.78%
Portfolio turnover rate	8%	13%	16%	18%	35%

(a)	Per share amounts are calculated using the average shares method.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursement and/or recoupment by the Advisor.
(e)	The ratios of expenses to average net assets and net investment income to average net assets do not directly reflect the expenses of the underlying institutional private equity real estate investments in which the Fund invests. The Fund invests in each underlying institutional private equity real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund - Class C	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Net asset value, beginning of year	$29.02	$28.63	$28.61	$28.38	$27.89
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.10	(0.01)	0.01	(0.01)	0.16
Net realized and unrealized gain	1.63	1.93	1.52	1.75	1.82
Total from investment operations	1.73	1.92	1.53	1.74	1.98
DISTRIBUTIONS:
From net investment income	–	–	–	–	(0.09)
From net realized gain on investments	(0.32)	(0.52)	(0.37)	(0.16)	(0.29)
Return of capital	(1.21)	(1.01)	(1.14)	(1.35)	(1.11)
Total distributions	(1.53)	(1.53)	(1.51)	(1.51)	(1.49)
Net asset value, end of year	$29.22	$29.02	$28.63	$28.61	$28.38
TOTAL RETURN(b)(c)	6.15%	6.86%	5.50%	6.28%	7.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$401,507	$290,549	$232,200	$153,859	$37,920
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	2.95%	3.18%	3.13%	2.95%	3.04%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.96%	3.12%	2.97%	2.56%	2.55%
Ratio of net investment income/(loss) to average net assets(e)	0.35%	(0.04)%	0.05%	(0.04)%	0.55%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	2.69%	2.74%	2.79%	2.95%	3.02%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.70%	2.68%	2.63%	2.56%	2.54%
Portfolio turnover rate	8%	13%	16%	18%	35%

(a)	Per share amounts are calculated using the average shares method.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursement and/or recoupment by the Advisor.
(e)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private equity real estate investments in which the Fund invests. The Fund invests in each underlying institutional private equity real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2019	23

Bluerock Total Income+ Real Estate Fund - Class I	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Net asset value, beginning of year	$30.40	$29.70	$29.38	$28.85	$28.03
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42	0.29	0.31	0.28	0.45
Net realized and unrealized gain	1.72	2.01	1.57	1.79	1.88
Total from investment operations	2.14	2.30	1.88	2.07	2.33
DISTRIBUTIONS:
From net investment income	–	–	–	–	(0.10)
From net realized gain on investments	(0.32)	(0.54)	(0.37)	(0.16)	(0.29)
Return of capital	(1.30)	(1.06)	(1.19)	(1.38)	(1.12)
Total distributions	(1.62)	(1.60)	(1.56)	(1.54)	(1.51)
Net asset value, end of year	$30.92	$30.40	$29.70	$29.38	$28.85
TOTAL RETURN(b)(c)	7.23%	7.91%	6.58%	7.36%	8.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,040,017	$471,116	$257,366	$110,845	$25,274
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	1.94%	2.22%	2.15%	1.96%	2.03%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.95%	2.15%	1.99%	1.56%	1.54%
Ratio of net investment income to average net assets(e)	1.38%	0.95%	1.06%	0.96%	1.59%
Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)(e)	1.69%	1.75%	1.80%	1.96%	2.02%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.70%	1.68%	1.64%	1.56%	1.53%
Portfolio turnover rate	8%	13%	16%	18%	35%

(a)	Per share amounts are calculated using the average shares method.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursement and/or recoupment by the Advisor.
(e)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private equity real estate investments in which the Fund invests. The Fund invests in each underlying institutional private equity real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.

The accompanying notes are an integral part of these financial statements.

Bluerock Total Income+ Real Estate Fund - Class L	Financial Highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Period Ended September 30, 2017(a)
Net asset value, beginning of period	$29.89	$29.34	$29.42

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.26	0.13	(0.06)
Net realized and unrealized gain	1.68	1.99	0.76
Total from investment operations	1.94	2.12	0.70

DISTRIBUTIONS:
From net realized gain on investments	(0.32)	(0.53)	–
Return of capital	(1.26)	(1.04)	(0.78)
Total distributions	(1.58)	(1.57)	(0.78)

Net asset value, end of period	$30.25	$29.89	$29.34
TOTAL RETURN(c)(d)	6.70%	7.40%	2.40	%(e)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$88,605	$42,975	$5,059
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)(g)	2.44%	2.84%	2.83	%(h)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.46%	2.74%	2.63	%(h)
Ratio of net investment income/(loss) to average net assets(f)	0.87%	0.44%	(0.64	)%(h)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)(g)	2.18%	2.27%	2.35	%(h)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	2.20%	2.17%	2.14	%(h)
Portfolio turnover rate	8%	13%	16	%(e)

(a)	Class L commenced operations June 1, 2017.
(b)	Per share amounts are calculated using the average shares method.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Advisor not absorbed a portion of the Fund expenses, total returns would have been lower.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Not annualized.
(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not directly reflect the expenses of the underlying institutional private equity real estate investments in which the Fund invests. The Fund invests in each underlying institutional private equity real estate investment based upon its net asset value, inclusive of management fees, which typically range from 0.50% to 1.30% on an annualized basis. The Fund’s Total Return is reported net of all fees and expenses.
(g)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursement and/or recoupment by the Advisor.
(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report | September 30, 2019	25

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2019

1. ORGANIZATION

Bluerock Total Income+ Real Estate Fund, formerly known as Total Income+ Real Estate Fund, (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation, with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of assets plus the amount of any borrowings for investment purposes, in real estate industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I and Class L shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services – Investment Companies.”

A. Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price. Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund may invest a portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Underlying Funds – The Fund invests in portfolios of open-end investment companies and exchange traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets/liabilities at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values (“NAV”) as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2019

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Equity Real Estate Securities – The Fund invests a significant portion of its assets in Private Equity Real Estate Securities (“Private ERES”). The Private ERES measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient or its equivalent, and to value its investments in Private ERES at their respective NAVs at each quarter. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private ERES by adjusting the most recent NAV for each Private ERES by the change in a proprietary benchmark that the Valuation Committee has deemed to be representative of the entire Private ERES market. As of September 30, 2019, all of the Fund’s investments in Private ERES were valued at the respective NAVs, or its equivalent, for the Private ERES.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Annual Report | September 30, 2019	27

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2019

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the year ended September 30, 2019, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2019 for the Fund’s assets measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Equity Real Estate Securities (Measured at net asset value)(a)	$–	$–	$–	$1,819,524,572
Public Non-Traded Real Estate Investment Trusts	–	–	459,517	459,517
Publicly Traded Real Estate Investment Trusts	44,559,485	–	–	44,559,485
Real Estate Debt Securities	–	154,642,372	–	154,642,372
Common Stocks	900,540	–	–	900,540
Exchange-Traded Funds	5,553,213	–	–	5,553,213
Preferred Stocks	13,247,649	–	–	13,247,649
Short Term Investments	129,395,098	–	–	129,395,098
TOTAL	$193,655,985	$154,642,372	$459,517	$2,168,282,446

(a)	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent), practical expedient, have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments and Statement of Assets and Liabilities.

B. Other Investment Vehicles – The Fund may invest in other investment vehicles such as exchange traded funds (“ETFs”), index funds, closed-end funds and mutual funds. Such funds are bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile. Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.

C. Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

D. Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years (2016-2018) or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2019, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

E. Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

For the year ended September 30, 2019, the Fund declared distributions to shareholders in the amount of $87,304,205, which resulted in $36,658,497 elected to be paid in cash and $50,645,708 that was reinvested through the Fund’s dividend reinvestment policy. During this same year, the Fund had total investment income of $52,568,741, net realized gains/(loss) on investments totaling $6,996,972, net change in unrealized appreciation on investments of $88,969,563 and net expenses of $35,822,518.

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2019

The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund’s total return is expected to be comprised of income plus realized gains and unrealized gains, less Fund-level expenses. Therefore, a portion of the Fund’s total return has been comprised of unrealized gains.

The Fund’s distributions for any period may be higher or lower than the Fund’s net return and therefore should not be used as a measure of performance or confused with yield or income generated by the Fund’s underlying investments. Further, the actual distribution amounts and sources of those amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Distributions in excess of the Fund’s total return will cause the Fund’s NAV to decline. During the year ended September 30, 2019, the Fund’s Class A Shares had a starting NAV of $30.00, paid distributions of $1.59 and had an ending NAV of $30.43. The Fund’s Class C Shares had a starting NAV of $29.02, paid distributions of $1.53 and had an ending NAV of $29.22. The Fund’s Class I Shares had a starting NAV of $30.40, paid distributions of $1.62 and had an ending NAV of $30.92. The Fund’s Class L Shares had a starting NAV of $29.89, paid distributions of $1.58 and had an ending NAV of $30.25.

The Fund’s distribution policy is expected to result in distributions that equal a fixed percentage of the Fund’s current net asset value per share. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Investors should not draw any conclusions about the Fund’s investment performance from the amount of its distribution.

The Fund’s historical NAV details are available on the Fund’s website at www.bluerockfunds.com/performance.

F. Indemnification – The Trust indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

A. Advisory Fees – Pursuant to an investment advisory agreement with the Fund, (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Advisor. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the year ended September 30, 2019, the Advisor earned advisory fees of $23,703,042.

Pursuant to an expense limitation agreement, the Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund operating expenses (exclusive of any taxes, interest, acquired fund fees and expenses, brokerage and extraordinary expenses, but inclusive of organizational costs and offering costs) at least until January 31, 2020 so that the total annual operating expenses of the Fund do not exceed 1.95%, 2.70%, 1.70% and 2.20%, of the Fund’s average daily net assets for Class A, Class C, Class I and Class L shares, respectively.

Fee waivers and expense payments may be recouped by the Advisor from the Fund, upon approval by the Board, to the extent that overall expenses fall below the lesser of the expense limitation then in place or in place at the time of the waiver/reimbursement, and/or, within three fiscal years of when the amounts were waived or reimbursed. During the year ended September 30, 2019, the Advisor waived fees and/or reimbursed expenses of $40,583 and recouped previously waived fees of $263,069. Including amounts waived during the year ended September 30, 2019, cumulative fees and/or expenses subject to recapture pursuant to the aforementioned conditions amounted to $1,376,274 and will expire during the fiscal years indicated below:

2020	2021	2022
$1,001,876	$333,815	$40,583

Sub-advisory services were provided to the Fund pursuant to agreements between the Advisor and each of Mercer Investment Management, Inc. (“Mercer”) and RREEF America, LLC (“RREEF” and together with Mercer, the “Sub-Advisors”). Under each of the terms of the sub-advisory agreements, the Advisor compensates the Sub-Advisors based on the Fund’s assets allocated to the respective Sub-Advisor. Under the terms of the Sub-Advisory Agreement with Mercer, the Sub-Advisor receives fees from the Advisor (not the Fund) as follows: 0.0250% of the Fund’s assets invested in publicly traded real estate securities, and 0.15% for up to $250 million in total Fund assets, 0.13% for $250 million to $500 million in total Fund assets, 0.12% for $500 million to $750 million in total Fund assets, 0.10% for $750 million to $1 billion in total Fund assets, 0.08% for $1 billion to $1.3 billion in total Fund assets, 0.07% for $1.3 billion to $1.5 billion in total Fund assets, 0.06% for $1.5 billion to $2 billion in total Fund assets, and 0.05% for $2 billion or more in total Fund assets invested in private real estate assets.

Annual Report | September 30, 2019	29

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2019

Under the terms of the Sub-Advisory Agreement with RREEF, which was amended and restated on November 1, 2018, RREEF receives fees from the Advisor (not the Fund) as follows: For the portion of the Fund invested in liquid real assets, sub-advisory fees are calculated at an annual rate of 0.60% for up to $50 million in assets allocated to RREEF, 0.55% for $50 million to $100 million in assets allocated to RREEF, and 0.50% for greater than $100 million in assets allocated to RREEF. For the portion of the Fund which is invested in non-publicly traded real estate related debt securities, sub-advisory fees are calculated at an annual rate of 0.75% for up to $350 million in assets allocated to RREEF, 0.60% in excess of $350 million through $700 million in assets allocated to RREEF, and 0.55% for assets in excess of $700 million allocated to RREEF.

B. Distributor – The distributor of the Fund is ALPS Distributors, Inc., (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan and a Distribution Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect to clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund pays up to 0.25% per year of the average daily net assets of each of Class A, Class C and Class L shares for such services. For the year ended September 30, 2019, the Fund incurred shareholder servicing fees of $1,133,108, $844,042 and $158,867 for Class A, Class C and Class L shares, respectively. Under the Distribution Plan, the Fund pays 0.75% and 0.25% per year of its average daily net assets for such services for Class C shares and Class L shares, respectively. For the year ended September 30, 2019, the Fund incurred distribution fees of $2,532,125 and $158,867 for Class C shares and Class L, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended September 30, 2019, the Distributor received $3,691,223 in underwriting commissions for sales of Class A shares, of which $598,632 was retained by the principal underwriter or other affiliated broker-dealers. For the year ended September 30, 2019, the Distributor received $1,455,370 in underwriting commissions for sales of Class L shares, of which $325,499 was retained by the principal underwriter or other affiliated broker-dealers.

C. ALPS Fund Services, Inc. (“ALPS”) – ALPS provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with ALPS, the Fund pays ALPS customary fees for providing administration and fund accounting services to the Fund.

D. Transfer Agent – DST Systems, Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”).

E. Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Advisor an annual fee of $25,000, as well as reimbursement for any reasonable expenses incurred attending meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2019, amounted to $900,571,113 and $124,164,935 respectively.

5. REPURCHASE OFFERS / SHARES OF BENEFICIAL INTEREST

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% and no more than 25% of the shares outstanding on the Repurchase Request Deadline (as defined in the Fund’s prospectus). The Board shall determine the quarterly repurchase offer amount. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2019

During the year ended September 30, 2019, the Fund completed four quarterly repurchase offers. The Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of the repurchase offers were as follows:

	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	September 28, 2018	December 27, 2018	March 26, 2019	June 25, 2019
Repurchase Request Deadline	November 6, 2018	February 5, 2019	May 7, 2019	August 6, 2019
Repurchase Pricing Date	November 6, 2018	February 5, 2019	May 7, 2019	August 6, 2019

Net Asset Value as of Repurchase Offer Date:
Class A	$30.03	$30.19	$30.17	$30.12
Class C	$29.03	$29.13	$29.05	$28.96
Class I	$30.44	$30.62	$30.62	$30.59
Class L	$29.92	$30.06	$30.02	$29.96
Amount Repurchased:
Class A	$9,983,545	$9,785,184	$13,667,344	$12,042,038
Class C	$12,437,301	$5,010,815	$6,203,836	$7,853,517
Class I	$14,462,621	$13,409,572	$25,193,816	$14,019,834
Class L	$518,748	$224,384	$963,378	$898,986

6. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years was as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2019	$–	$13,982,111	$73,322,094
2018	–	16,930,680	35,764,078

As of September 30, 2019, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
$259,258,376	$(4,404,444)	$254,853,932	$1,913,428,514

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and tax adjustments for partnerships.

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Other cumulative effect of timing differences	Net unrealized appreciation on investments	Total
$(15,419,679)	$254,853,932	$239,434,253

The Fund elects to defer the year ending September 30, 2020, late year ordinary losses in the amount of $15,419,679.

Permanent book and tax differences, primarily attributable to net operating losses and tax adjustments for partnerships, resulted in reclassification for the fiscal year ended September 30, 2019 as follows:

Paid-in Capital	Total Distributable Earnings
$(12,478,848)	$12,478,848

Included in the amounts offset to paid in capital were net operating losses of $10,827,714.

Annual Report | September 30, 2019	31

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2019

7. REDEMPTION FEES

Class C shareholders and certain Class A shareholders who tender for repurchase shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price with respect to such shares. The redemption fee does not apply to shares that were acquired through reinvestment of distributions or in connection with the death or disability of the shareholder. The redemption fee is paid directly to the Fund. For the years ended September 30, 2019 and September 30, 2018, the Fund did not receive any such fees.

8. COMMITMENTS AND CONTINGENCIES

Commitments – As of September 30, 2019, the Fund had unfunded commitments and/or contingencies for the below listed Private Equity Real Estate Securities:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
AEW Core Property Trust	$22,980,600	$–	Quarterly	45
Ares Real Estate Enhanced Income Fund	–	120,000,000	Quarterly	90
Bain Capital Real Estate Fund I	7,577,095	82,366,728	None	None
Blackstone Property Partners	199,169,048	–	Quarterly	90
Brookfield Premier Real Estate Partners	–	280,000,000	Quarterly	90
Carlyle Property Investors	52,166,002	50,000,000	Quarterly	90
CBRE U.S. Core Partners, LP	92,898,224	17,877,500	Quarterly	60
Clarion Gables Multifamily Trust	95,481,803	–	Quarterly	90
Clarion Lion Industrial Trust	74,830,087	42,000,000	Quarterly	90
Clarion Lion Properties Fund	166,092,852	–	Quarterly	90
Colony Industrial	179,426,562	–	Quarterly	60
Harrison Street Core Property Fund	70,780,885	–	Quarterly	45
Invesco Core Real Estate Fund	33,020,864	–	Quarterly	45
Invesco U.S. Income Fund LP	95,078,228	18,000,000	Quarterly	45
Morgan Stanley Prime Property Fund LLC	237,024,332	40,000,000	Quarterly	90
PGIM PRISA I	32,879,163	–	Quarterly	90
PGIM PRISA III	41,106,569	111,103,449	Quarterly	90
Principal Enhanced Property Fund LP	87,381,246	23,200,000	Quarterly	90
Prologis Targeted US Logistics	60,405,019	237,800,000	Quarterly	90
RREEF America REIT II, Inc.	35,697,480	–	Quarterly	45
RREEF Core Plus Industrial Fund LP	71,068,509	32,060,000	Quarterly	90
Sentinel Real Estate Fund	64,849,907	–	Daily	*
Stockbridge Smart Markets Fund	42,376,688	–	Quarterly	45
Stockbridge Value Fund II	5,683,830	823,713	None	None
UBS Trumbull Property G&I Fund	51,549,579	15,000,000	Quarterly	60

*	Written notice required for redemption, no minimum timeline required.

Bluerock Total Income+ Real Estate Fund	Notes to Financial Statements

September 30, 2019

9. LINE OF CREDIT

Credit Facility – On November 23, 2016, the Fund entered into a secured, revolving line of credit agreement (“Credit Agreement”) with Credit Suisse for investment purposes, subject to the limitations of the 1940 Act for borrowings. Borrowings under the Credit Agreement bear interest up to the rate of 3 month LIBOR plus 235 basis points at the time of borrowing. During the year ended September 30, 2019, the average amount of borrowing outstanding, approximate weighted average interest rate on borrowings and total interest expense for the year ended September 30, 2019 were $78,201,458 , 4.49% and $4,087,383 respectively. Note, of the total interest expense incurred, $796,623 was related to fees on unused borrowings. As of September 30, 2019, the Fund had $148,100,000 of outstanding borrowings under the Credit Agreement.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the FASB issued ASU “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted and applied ASU 2017-08 noting that it had no effect on the financial statements.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Management has evaluated the impact of this ASU and has adopted the changes into the Fund’s financial statements with no effect on the Fund’s net assets.

11. SUBSEQUENT EVENTS

The Fund completed a quarterly repurchase offer on November 5, 2019 which resulted in 2.26% of the Fund’s shares being repurchased for $49,594,926.

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Except as stated above, management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Annual Report | September 30, 2019	33

Bluerock Total Income+ Real Estate Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Bluerock Total Income+ Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Bluerock Total Income+ Real Estate Fund (the “Fund”) (formerly known as Total Income+ Real Estate Fund), including the portfolio of investments, as of September 30, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Share Class	Financial Highlights
Class A	For each of the years in the five-year period ended September 30, 2019
Class C	For each of the years in the five-year period ended September 30, 2019
Class I	For each of the years in the five-year period ended September 30, 2019
Class L	For the period from June 1, 2017 (commencement of operations) through September 30, 2017, and for each of the years in the two-year period ended September 30, 2019

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, brokers, and other appropriate parties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of Bluerock Total Income+ Real Estate Fund since 2012.

Philadelphia, Pennsylvania

November 27, 2019

Bluerock Total Income+ Real Estate Fund	Additional Information

September 30, 2019 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 844-819-8287 or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 844-819-8287, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 844-819-8287. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. TAX INFORMATION (UNAUDITED)

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $13,982,111 as long-term capital gain distribution for the year ended September 30, 2019.

Annual Report | September 30, 2019	35

Bluerock Total Income+ Real Estate Fund	Supplemental Information

September 30, 2019 (Unaudited)

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years.

INDEPENDENT TRUSTEES

Name, Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Bobby Majumder, 1968	Trustee Since 2012	Partner, Reed Smith (May 2019 – Present); Partner, Perkins Coie LLP (2013 – May 2019); Partner, K&L Gates LLP (2005 – 2013).	2	Bluerock Residential Growth REIT, Inc. (2009 – Present); Bluerock Institutional High Income Credit Fund (November 2019 – Present).
Clayton Hosterman, 1966	Trustee Since 2014	Director of Business Development for Sage Software, Inc. (2015 – Present); Principal and Director of Business Development for Banking, Accounting and Reseller Partners, Treasurer’s Choice Processing (2013 – 2015); Senior Vice President, Merchant E-Solutions, Inc. (2012 – 2013); Group Manager, JPMorgan Chase - Paymentech (2006 – 2012).	2	Bluerock Institutional High Income Credit Fund (November 2019 – Present).
Romano Tio, 1960	Trustee Since 2012	Senior Managing Director, Ackman-Ziff Real Estate Capital Advisors (2017 – Present); Co-Founder and Managing Director, RM Capital Management LLC (2009 – 2017)	2	Bluerock Residential Growth REIT, Inc. (2009 – Present); Bluerock Institutional High Income Credit Fund (November 2019 – Present); Independent member of the Board of Directors of Yangtze River Development Ltd. (January 2016 – February 2017).

INTERESTED TRUSTEES AND OFFICERS

Name, Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Ramin Kamfar, 1963	Trustee Since 2012	Chairman, Bluerock Real Estate, LLC (2002 – Present); Chairman, Bluerock Fund Advisor, LLC (2012 – Present), Bluerock Asset Management, LLC (2018 – Present) and Bluerock Credit Fund Advisor, LLC (2018 – Present).	2	Bluerock Residential Growth REIT (2008 – Present); Bluerock Institutional High Income Credit Fund (November 2019 – Present).
James Babb, 1964	Trustee Since 2012	Senior Managing Director, Bluerock Real Estate, LLC (2007 – Present); Chief Investment Officer, Bluerock Fund Advisor, LLC (2012 – Present).	2	Bluerock Residential Growth REIT (2009 – 2014); Bluerock Institutional High Income Credit Fund (November 2019 – Present).
Jordan Ruddy, 1963	President Since 2013	Chief Operating Officer, Bluerock Real Estate, LLC (2002 – Present); President, Bluerock Fund Advisor, LLC (2013 – Present); Director, Bluerock Asset Management, LLC (2018-Present); President, Bluerock Credit Fund Advisor, LLC (2018 – Present).	n/a	n/a
Simon Adamiyatt, 1962	Treasurer/ Chief Financial Officer Since 2018	Executive Director, Bluerock Real Estate, LLC (2018 – Present); Executive Director and chief Financial Officer of Earthport, Plc (financial technology company) (May 2015 – January 2018); Partner and Head of FIG at Sagent Advisors (2010-2015)	n/a	Bluerock Institutional High Income Credit Fund (November 2019 – Present).

Bluerock Total Income+ Real Estate Fund	Supplemental Information

September 30, 2019 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS (CONTINUED)

Name, Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Jason Emala, 1978	Secretary Since 2018	General Counsel and Chief Legal Officer of the Advisor and various Bluerock entities (2018 – Present); VP and Asst. General Counsel, Cantor Fitzgerald (2016-2018); Asst. General Counsel, RCS Capital (2014-2016); and Associate, White & Case LLP (2007-2014)	n/a	n/a
Patrick Chism, 1966	Chief Compliance Officer Since 2017	Director, Vigilant Compliance, LLC (2016-Present), Compliance Officer, Franklin Square Investments (2015-2016), Complex Supervisory Officer, UBS Financial Services (2011-2015)	n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request, free of charge, by calling toll-free 1-844-819-8287.
**	The Fund Complex includes the Trust and Bluerock Institutional High Income Credit Fund. The Bluerock Institutional High Income Credit Fund has not yet launched.

Annual Report | September 30, 2019	37

Bluerock Total Income+ Real Estate Fund	Privacy Policy

September 30, 2019 (Unaudited)

FACTS	WHAT DOES THE BLUEROCK TOTAL INCOME+ REAL ESTATE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information.
Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	• Social Security number • Assets • Retirement Assets • Transaction History • Checking Account Information	• Purchase History • Account Balances • Account Transactions • Wire Transfer Instructions
When you are no longer our customer, we may continue to share your personal information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Bluerock Total Income+ Real Estate Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-844-819-8287

Bluerock Total Income+ Real Estate Fund	Privacy Policy

September 30, 2019 (Unaudited)

Who We Are
Who is providing this notice?	Bluerock Total Income+ Real Estate Fund
What We Do
How does Bluerock Total Income+ Real Estate Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Bluerock Total Income+ Real Estate Fund collect my personal information?	We collect your personal information, for example, when you
	•	Open an account
	•	Provide account information
	•	Give us your contact information
	•	Make deposits or withdrawals from your account
	•	Make a wire transfer
	•	Tell us where to send the money
	•	Tells us who receives the money
	•	Show your government-issued ID
	•	Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
	•	Sharing for affiliates’ everyday business purposes – information about your creditworthiness
	•	Affiliates from using your information to market to you
	•	Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
	•	Bluerock Total Income+ Real Estate Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies
	•	Bluerock Total Income+ Real Estate Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	•	Bluerock Total Income+ Real Estate Fund doesn’t jointly market.

Annual Report | September 30, 2019	39

Investment Adviser

Bluerock Fund Advisor, LLC

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-819-8287 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-819-8287.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by the report, certain items under “Prohibited Actions and Activities” were removed or revised.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable.

(f)	The Registrant's code of ethics referred to in Item 2(a) above is attached as an Exhibit 13(a)(1), hereto.

Item 3. Audit Committee Financial Expert.

(a)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The registrant’s board of directors has determined that Romano Tio is an audit committee financial expert. Mr. Tio is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

September 30, 2019 - $20,500

September 30, 2018 - $20,500

Audit fees represent the aggregate fees billed for the fiscal years ended September 30, 2019 and September 30, 2018 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

September 30, 2019 - $0

September 30, 2018 - $0

The registrant was not billed for any fees for the fiscal years ended September 30, 2019 and September 30, 2018 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c)	Tax Fees

September 30, 2019 - $3,000

September 30, 2018 - $3,000

“Tax fees” shown above were for the preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

September 30, 2019 - $0

September 30, 2018 - $0

The registrant was not billed any fees for products and services not otherwise included in items (a) - (c) shown above for the fiscal years ended September 30, 2019 and September 30, 2018.

(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2) Percentages of Services Approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	2019	2018
Audit Related	0%	0%
Tax Fees	0%	0%
Other Fees	N/A	N/A

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

September 30, 2019 - $0

September 30, 2018 - $0

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

See attached Appendix A for the Adviser’s proxy voting policies and Appendix B Sub-Adviser’s proxy voting policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers

Advisor Portfolio Managers

The following are the Advisor’s portfolio managers as of the date of the filing of this report

Jordan B. Ruddy -- Mr. Ruddy currently serves as Co-CIO of the Advisor and Portfolio Manager of the Fund. Mr. Ruddy has served as a member of the Investment Committee and as President of the Advisor since the inception of the Advisor in 2012. Mr. Ruddy has also served as Director of Bluerock Asset Management, LLC since its inception in 2018. Mr. Ruddy has served in several senior officer capacities of Bluerock Residential Growth REIT, a NYSE publicly traded REIT since its founding in 2009 and is currently its President. Mr. Ruddy brings approximately 30 years of institutional real estate investment experience working with some of leading public and private firms in the industry. Prior to BRRE, Mr. Ruddy served as a real estate investment banker at Banc of America Securities LLC, and at Smith Barney Inc. and at JP Morgan Chase (previously the Chase Manhattan Bank), and as Vice President of Amerimar Enterprises, a real estate company specializing in value-added investments nationwide. Mr. Ruddy received an M.B.A. degree in Finance and Real Estate in 1995 from The Wharton School of the University of Pennsylvania, and a B.S. degree with high honors in Economics in 1986 from the London School of Economics.

Adam Lotterman — Mr. Lotterman is co-founder of the Advisor and has been a key member of the Fund’s investment team since its inception in 2012. Mr. Lotterman currently serves as the Fund’s Senior Portfolio Manager, as well as the Advisor’s Co-Chief Investment Officer and Lead Economist. Prior to joining Bluerock, Mr. Lotterman was Vice President of Forman Capital, a private commercial real estate lender from 2011 to 2012. Mr. Lotterman was also an Adjunct Professor at Nova Southeastern University from 2010 to 2012, where he taught a master’s level course in Real Estate Market Analysis. Prior to that, Mr. Lotterman worked as a Senior Valuation Analyst at Bayview Asset Management (former hedge fund affiliate of The Blackstone Group) from 2010 to 2011, and from 2005 to 2010 Mr. Lotterman was the Senior Analyst for Goodkin Consulting, the former real estate consulting arm of PricewaterhouseCoopers. Mr. Lotterman received an M.S. in International Real Estate in 2006 from Florida International University, where he graduated first in class, and a B.S. Degree in microbiology with a minor in chemistry in 1997 from the University of Florida.

(a)(2)

Advisor Portfolio Managers

As of September 30, 2019, the Portfolio Managers listed above are also responsible for the day-to-day management of the following types of accounts in addition to the Fund:

Jordan Ruddy

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Adam Lotterman

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Because the Portfolio Managers may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Advisor may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Advisor has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of September 30, 2019, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Managers	Dollar Range of Shares Owned
Jordan Ruddy	$50,000 to $100,000
Adam Lotterman	Over $100,000

Mr. Ruddy does not receive compensation from the Advisor, but is compensated for his duties with an affiliate of the Advisor. Mr. Lotterman receives from the Advisor a salary and discretionary bonus and a share of the profits, if any, through his ownership share in the Advisor.

Item 9. Purchases of Equity Securities by Closed-End Funds.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 13(a)(1) Ex99.Code of Ethics.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	None.

(a)(4)	None.

(b)	The certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bluerock Total Income+ Real Estate Fund

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President

Date:	December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jordan B. Ruddy
Jordan B. Ruddy
President

Date:	December 6, 2019

By:	/s/ Simon Adamiyatt
Simon Adamiyatt
Treasurer

Date:	December 6, 2019

APPENDIX A

BLUEROCK FUND ADVISOR, LLC

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy

Background: Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy: The Advisor will vote proxies on behalf of its individual clients. In order to fulfill its responsibilities under the Advisors Act, the Advisor has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).

Voting Proxies

1.	All proxies sent to clients that are actually received by the Advisor (to vote on behalf of the client) will be provided to the Operations Unit.

2.	The Operations Unit will generally adhere to the following procedures (subject to limited exception):

(a)	A written record of each proxy received by the Advisor (on behalf of its clients) will be kept in the Advisor’s files;

(b)	The Operations Unit will determine which of the Advisor holds the security to which the proxy relates;

(c)	Prior to voting any proxies, the Operations Unit will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below. If a conflict is identified, the Operations Unit will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(d)	If no material conflict is identified pursuant to these procedures, the Operations Unit will vote the proxy in accordance with the guidelines set forth below. The Operations Unit will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner

Conflicts of Interest

1.	As stated above, in evaluating how to vote a proxy, the Operations Unit will first determine whether there is a conflict of interest related to the proxy in question between Advisor and its Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether the Advisor (or any affiliate of the Advisor) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Advisor.

2	If a conflict is identified and deemed “material” by the Operations Unit, the Advisor will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

3	With respect to material conflicts, the Advisor will determine whether it is appropriate to disclose the conflict to affected clients give such clients the opportunity to vote the proxies in question themselves. However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Advisor has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Advisor will:

(a)	Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

1.	The Advisor, when acting on behalf of the Fund, must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F) and or Rule 12d1-3:

a.	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

i.	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

ii.	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part 2 of the Advisor’s Form ADV and a Fund client’s SAI, as applicable, and will be updated whenever these policies and procedures are updated. Clients will be provided with contact information as to how they can obtain information about:

(a)   the Advisor’s proxy voting procedures (i.e., a copy of these procedures); and (b) how the Advisor voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Operations Unit will be responsible for maintaining files relating to the Advisor’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Advisor. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each proxy statement that the Advisor actually received; provided, however, that the Advisor may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.	A record of each vote that the Advisor casts;

4.	A copy of any document that the Advisor created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.	A copy of each written request for information on how the Advisor voted such client’s proxies and a copy of any written response to any request for information on how the Advisor voted proxies on behalf of clients.

APPENDIX B

RREEF

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy and Guidelines – DWS

1. SCOPE

DWS has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – DWS (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non- US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, DWS’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide DWS with a comprehensive list of recommendations that represent how DWS will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various DWS legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various DWS legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these DWS legal entities.

2. DWS’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of DWS’s advisory clients.1 As such, DWS’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. DWS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes DWS’s advisory clients’ proxies in accordance with DWS’s proxy guidelines or DWS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DWS will notify ISS to carry out those instructions. Where no specific instruction exists, DWS will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct DWS to have ISS vote their proxies in accordance with Taft-Hartley Voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify DWS that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and DWS determines that a proxy vote (or other shareholder action) is materially important to the client’s account, DWS may request, on a best efforts basis, that the agent recall the security prior to the record date to allow DWS to vote the securities.

3. POLICIES

3.1. Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

DWS has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DWS in good faith after appropriate review.

3.2. The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee is an internal working group established by the applicable DWS’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing DWS’s proxy voting activities, including:

1	For purposes of this document, “clients” refers to persons or entities: (i) for which DWS serves as investment adviser or sub- adviser; (ii) for which DWS votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Proxy Voting Policy and Guidelines – DWS

●	Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how DWS will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

●	Voting proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of DWS’s clients; and

●	Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).

DWS’s Proxy Vendor Oversight, a function of DWS’s Operations Group, is responsible for coordinating with ISS to administer DWS’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.3. Availability of Proxy Voting Policies and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at DWS’s discretion. Clients may also obtain information on how their proxies were voted by DWS as required by law and otherwise at DWS’s discretion. Note, however, that DWS must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 6 below), if so required by relevant law.

4. PROCEDURES

The key aspects of DWS’s proxy voting process are delineated below.

4.1. The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of DWS’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub- Committee (see Section 5.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which DWS votes investment company proxies may differ from proposals for which a DWS-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

Proxy Voting Policy and Guidelines – DWS

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

4.2. Specific Proxy Voting Decisions Made by the GPVSC

Proxy Vendor Oversight will refer to the GPVSC all proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.2

If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavours to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

4.3. The GPVSC’s Proxy Voting Guidelines

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, DWS will abstain from voting:

●	Neither the Guidelines nor specific client instructions cover an issue;

●	ISS does not make a recommendation on the issue; and

●	The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is DWS’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

2	Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. DWS Portfolio Managers, DWS Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to DWS portfolio managers and DWS research analysts.

Proxy Voting Policy and Guidelines – DWS

4.4. Conflict of Interest Procedures

4.4.1. Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DWS’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of DWS. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of DWS without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DWS (and within DWS only on a need to know basis).

Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee within DWS monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DWS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub- Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) DWS client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub- committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub- Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) DWS has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.

If notified that DWS has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

3	As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; (ii) where the Guidelines specify that an issue is to be determined on a case-by-case basis; or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4	Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Proxy Voting Policy and Guidelines – DWS

Note: Any DWS employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the Conflict Review Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client, has: (i) requested that DWS, Proxy Vendor Oversight (or any member thereof), or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DWS, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC” (i) whether anyone should be recused from the proxy voting process or (ii) whether DWS should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any DWS employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client to influence how DWS votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub- Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

4.4.2. Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DWS to vote differently on a specific proxy or specific categories of proxies.

Proxy Voting Policy and Guidelines – DWS

However, regarding investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing DWS Funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DWS will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization (e.g., Deutsche Bank itself), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the DWS Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

4.4.3. Other Procedures that Limit Conflicts of Interest

DWS and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

●	Code of Business Conduct and Ethics – DB Group;
●	Conflicts of Interest Policy – DB Group;
●	Information Sharing Procedures –AM, GTB & CB&S;
●	Code of Ethics – AM US;
●	Code of Ethics – DWS ex US
●	Code of Professional Conduct – US.

The GPVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the GPVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with this Section. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).

5. RECORDKEEPING

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

●	DWS will maintain a record of each proxy vote cast by DWS that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.

●	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

●	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;

●	Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;

Proxy Voting Policy and Guidelines – DWS

●	Analyst worksheets created for stock option plan and share increase analyses; and

●	Proxy Edge print-screen of actual vote election.

●	DWS will: (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

●	The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

●	With respect to DWS’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. DWS will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):

●	The name of the issuer of the portfolio security;

●	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

●	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);

●	The shareholder meeting date;

●	A brief identification of the matter voted on;

●	Whether the matter was proposed by the issuer or by a security holder;

●	Whether the company cast its vote on the matter;

●	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

●	Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Enterprise Archive Policy - Deutsche Bank Group, Records Management Policy - Deutsche Bank Group, Records Management Principles – DB Group, and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate DWS office.

6. THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC monitors the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC uses this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.